UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event reported):

April 13, 2011

GRAHAM PACKAGING HOLDINGS

COMPANY

(Exact name of registrant as specified in its charter)

Pennsylvania	333-53603-03	22-2553000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 Pleasant Valley Road

York, Pennsylvania 17402

(717) 849-8500

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e– 4(c))

Item 8.01.	Other Events.

On April 13, 2011, Graham Packaging Company Inc. (“Graham Packaging”), the parent company of the registrant, issued a press release announcing the execution of an Agreement and Plan of Merger, dated as of April 12, 2011 (the “Merger Agreement”), between Graham Packaging and Silgan Holdings Inc. (“Silgan”).

A copy of the press release is included herein as Exhibit 99.1 and is incorporated herein by reference.

FORWARD LOOKING STATEMENTS

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 which represent the current expectations and beliefs of management of Graham Packaging concerning the proposed merger of Graham Packaging with Silgan (the “merger”) and other future events and their potential effects on Graham Packaging. Such statements are based upon the current beliefs and expectations of our management, are not guarantees of future results and are subject to a significant number of risks and uncertainties. These forward-looking statements are inherently subject to significant business, economic and competitive uncertainties and contingencies and risk relating to the merger, many of which are beyond our control.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed merger, Silgan intends to file with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 containing a joint proxy statement/prospectus for the stockholders of Graham Packaging and Silgan and each of Graham Packaging and Silgan plan to file other documents with the SEC regarding the proposed merger transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, GRAHAM PACKAGING’S STOCKHOLDERS AND INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and stockholders will be able to obtain, without charge, a copy of the joint proxy statement/prospectus, as well as other relevant documents containing important information about Graham Packaging and Silgan at the SEC’s website (http://www.sec.gov) once such documents are filed with the SEC. Graham Packaging’s stockholders will also be able to obtain, without charge, a copy of the joint proxy statement/prospectus and other relevant documents when they become available by directing a request by mail or telephone to Graham Packaging, 2401 Pleasant Valley Road, York, PA 17402, Attention: Investor Relations, (717) 771-3220. Information about Graham Packaging’s directors and executive officers and other persons who may be participants in the solicitation of proxies from Graham Packaging’s stockholders is set forth in Graham Packaging’s annual report on Form 10-K for the fiscal year ended December 31, 2010 and Graham Packaging’s proxy statement for its 2010 annual meeting of stockholders, which was filed with the SEC on Schedule 14A on April 30, 2010.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

Exhibit 99.1	Press Release, dated April 13, 2011 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by Graham Packaging on April 13, 2011).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

GRAHAM PACKAGING HOLDINGS COMPANY

Date: April 15, 2011	By:	/S/ WILLIAM E. HENNESSEY
	Name:	William E. Hennessey
	Title:	Vice President, Corporate Controller and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press Release, dated April 13, 2011 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by Graham Packaging Company Inc. on April 13, 2011).